UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 18, 2020 (December 17, 2020)

Universal Corporation

(Exact name of registrant as specified in its charter)

Virginia	001-00652	54-0414210
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9201 Forest Hill Avenue Richmond, Virginia	23235
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 359-9311

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	UVV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 17, 2020, Universal Corporation (the “Company”) entered into Amendment No. 1 (the “First Amendment”) to its existing credit facility, originally dated as of December 20, 2018 (the “Credit Agreement”), with the lenders named therein, JPMorgan Chase Bank, N.A., as administrative agent, Truist Bank and AgFirst Farm Credit Bank, as Co-Syndication Agents and Keybank National Association and Capital One, National Association as Co-Documentation Agents.

The following sets forth a description of the material terms of the First Amendment:

•	The First Amendment increased the amount of term A-1 loans by an additional $75,000,000 and increased the amount of term A-2 loans by an additional $75,000,000.

•

The definition of Consolidated EBITDA was amended to (i) exclude the effects of any non-cash purchase accounting adjustments, (ii) make pro forma adjustments for material acquisitions and material dispositions and (iii) permit adjustments for certain transaction fees and expenses related to the First Amendment and any material acquisition or material disposition.

The First Amendment also makes certain other non-material amendments to the Credit Agreement. All other terms and conditions of the Credit Agreement remain in full force and effect.

The Company and its affiliates regularly engage the Lenders to provide other banking services. All of these engagements are negotiated at arm’s length.

The foregoing description of the First Amendment is not complete and is qualified in its entirety by reference to the First Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference. The Credit Agreement was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 21, 2018.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K, including Exhibit 10.1 hereto, is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Amendment No. 1 to the Credit Agreement, dated as of December 17, 2020, among Universal Corporation, as borrower, the lenders named therein, JPMorgan Chase Bank, N.A., as administrative agent, Truist Bank and AgFirst Farm Credit Bank, as Co-Syndication Agents and Keybank National Association and Capital One National Association as Co-Documentation Agents

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL CORPORATION

Date: December 18, 2020	By:	/s/ Preston D. Wigner
Preston D. Wigner
Vice President, General Counsel and Secretary

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